UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Series A-1 Preferred Units Exchange Agreement

On February 15, 2023, Greystone Housing Impact Investors LP (the “Partnership”) issued, under its existing “shelf” registration statement on Form S-4 (Reg. No. 333-255475), 700,000 Series A-1 Preferred Units representing limited partnership interests in the Partnership (the “Series A-1 Preferred Units”) to Pacific Premier Bank (the “Investor”) in exchange for 700,000 outstanding Series A Preferred Units representing limited partnership interests in the Partnership (the “Series A Preferred Units”) held of record by the Investor. There were no net proceeds to the Partnership as a result of the exchange transaction, and there was no cash consideration paid by the Partnership to the Investor in connection with the transaction.

The exchange transaction was effected pursuant to an Exchange Agreement entered into between the Partnership and the Investor dated as of February 15, 2023 (the “Exchange Agreement”). Upon the issuance of the Series A-1 Preferred Units to the Investor in accordance with the Exchange Agreement, all of the Investor’s rights under the Series A Preferred Units previously held by the Investor were extinguished, and the Investor now holds all of the rights and preferences, and is subject to all of the obligations, limitations, and restrictions under the terms and conditions of the Series A-1 Preferred Units. The exchange transaction closed on February 15, 2023.

Series A-1 Preferred Units Subscription Agreement

On February 15, 2023, the Partnership also issued, under its existing “shelf” registration statement on Form S-3 (Reg. No. 333-259203), 800,000 Series A-1 Preferred Units to the Investor, resulting in $8,000,000 in aggregate proceeds to the Partnership. The issuance of the Series A-1 Preferred Units was effected pursuant to a subscription agreement entered into between the Partnership and the Investor dated as of February 15, 2023 (the “Subscription Agreement”). The Partnership will use the proceeds received under the Subscription Agreement to acquire mortgage revenue bonds that are issued by state and local housing authorities to provide construction and/or permanent financing for affordable multifamily, student housing, senior citizen and commercial properties. In addition, the Partnership will use the proceeds to acquire other allowable investments as provided for in the Partnership’s Second Amended and Restated Agreement of Limited Partnership dated as of December 5, 2022.

For a description of the preferences, rights, restrictions, and limitations of the Series A-1 Preferred Units, please see the section captioned “Description of the Series A-1 Preferred Units” set forth in the prospectus dated April 15, 2022 filed with the Securities and Exchange Commission, which is made a part of the Partnership’s Form S-3 (Reg. No. 333-259203). The Exchange Agreement and Subscription Agreement are collectively referred to herein as the “Agreements.”

The Agreements contain customary representations and warranties made by the Partnership with respect to matters such as organization, good standing, and qualification, authorization, valid issuance of securities, no consents, waivers, or conflicts, absence of proceedings, and validity and enforcement. The Agreements also contains customary representations and warranties made by the Investor with respect to matters such as investor information, investment intent, liquidity, no governmental approvals, availability of information, independent evaluation of exchange, sophistication of investor, no public market for securities, organization and authority and investor status, tax consequences of investment, anti-money laundering provisions, and no resale registration rights. Copies of the Agreements will be filed as exhibits to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 8.01 Other Events.

On February 16, 2023, the Partnership issued a press release announcing the closing of the transactions described in this report, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: defaults on the mortgage loans securing our mortgage revenue bonds and governmental issuer loans; the competitive environment in which the Partnership operates; risks associated with investing in multifamily, student, senior citizen residential properties and commercial properties; general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, international conflicts, and current or future pandemics on business operations, employment, and financial conditions; uncertain conditions within the domestic and international macroeconomic environment, including monetary and fiscal policy and conditions in the investment, credit, interest rate, and derivatives markets; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies, including in particular China, Japan, the European Union, and the United Kingdom; the general condition of the real estate markets in the regions in which we operate, which may be unfavorably impacted by increases in mortgage interest rates, slowing economic growth, persistent elevated inflation levels, and other factors; changes in interest rates and credit spreads, as well as the success of any hedging strategies we may undertake in relation to such changes, and the effect such changes may have on the relative spreads between the yield on our investments and our cost of financing; persistent inflationary trends, spurred by multiple factors including expansionary monetary and fiscal policy, high commodity prices, a tight labor market, and low residential vacancy rates, which may result in further interest rate increases and lead to increased market volatility; the Partnership’s ability to access debt and equity capital to finance its assets; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; potential exercising of redemption rights by the holders of the Series A Preferred Units; local, regional, national and international economic and credit market conditions; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; geographic concentration within the mortgage revenue bond and governmental issuer loan portfolio held by the Partnership; changes in the U.S. corporate tax code and other government regulations affecting our business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	February 16, 2023	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer